Subsequent events	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

Note 11 - Subsequent events

In order to manage the currency risk resulting from the Series C Debentures, which are denominated in NIS, the Company executed currency swap transactions in March 2021. The Company exchanged Series C Debentures NIS denominated notional principal in the aggregate amount of NIS 100,000 thousand with a euro notional principal. Such currency swap transactions qualified for hedge accounting.

On August 17, 2022, the company closed the currency swap transaction at a mark to market price of approximately EUR 3.8 million and recorded the proceeds to be received in the same amount against the hedging reserve. The hedging reserve will be recorded as financing expenses over the life of Series C Debentures.